SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):        October 6, 2011

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2901 Via Fortuna, Austin, TX	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On October 6, 2011, Cirrus Logic, Inc. issued a press release announcing that it will report second quarter fiscal year 2012 earnings results on October 19, 2011, and that it has made updates to the “Ask the CEO” portion of its investor website. The full text of the press release is attached as Exhibit No. 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 99.1	Cirrus Logic, Inc. press release dated October 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	October 6, 2011	By:	/s/ Thurman K. Case
Name: Thurman K. Case
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s press release announcement dated October 6, 2011.